UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2005

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

ITEM 2.01

COMPLETION OF ACQUISITION OF ASSETS

On June 30, 2005, Salem Communications Corporation through its wholly-owned subsidiaries (“Salem”) and Univision Communications Inc. through its subsidiaries (“Univision”) completed the exchange of two radio stations and associated operating assets pursuant to an Asset Exchange Agreement entered into by Salem and Univision in September 2004. The completed transaction involved the exchange by Salem of selected assets of radio station KVVZ-FM (100.7 FM)(formerly KFSB-FM), serving San Francisco, CA for selected assets of Univision’s radio station KSFS-FM (94.3 FM)(formerly KOSL-FM), serving Sacramento, CA.  We previously reported entry into this agreement in our Current Report on Form 8-K filed on October 5, 2004.

The closing of this transaction completes the exchange of selected assets of a total of six radio stations between Salem and Univision as previously reported in our Current Report on Form 8-K filed on October 5, 2004.  On March 31, 2005, as previously reported in our Current Report on Form 8-K filed on April 6, 2005, Salem and Univision completed a transaction involving the exchange by Salem of selected assets of radio station WPPN-FM (106.7 FM)(formerly WZFS-FM), Des Plaines, IL (in the Chicago market) for selected assets of the following three radio stations from Univision: WIND-AM (560 AM), Chicago, IL; KKHT-FM (100.7 FM)(formerly KOBT-FM), Winnie, TX (in the Houston market); and KNIT-AM (1480 AM)(formerly KHCK-AM), Dallas, TX.

The exchange transactions for selected assets of all six radio stations will be completed pursuant to a tax-deferred, like-kind exchange under Section 1031 of the Internal Revenue Code and Treasury Regulations.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

Not Applicable.

(b)

Pro Forma Financial Information.

Not Applicable.

(c)

Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description

10.1

Asset Exchange Agreement by and among Univision Radio Sacramento, Inc., Univision Radio License Corporation and Golden Gate Broadcasting Company, Inc. dated as of September 29, 2004 (filed as Exhibit 99.2 To Salem Communications Corporation’s Current Report On Form 8-K filed on October 5, 2004, and incorporated herein by this reference)

99.1	Press release dated July 6, 2005, issued by Salem Communications Corporation to announce completion of the exchange of two radio stations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: July 6, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 6, 2005, issued by Salem Communications Corporation to announce completion of the exchange of four radio stations

Exhibit 99.1

For Immediate Release	Contact: Denise Davis
(805) 384-4508
DeniseD@salem.cc

Salem Communications Completes Radio Station Exchange with Univision in San Francisco and Sacramento

CAMARILLO, Calif., —July 6, 2005--Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on Christian and family-themed programming, announced today that it completed the exchange of Salem’s  KVVZ 100.7 FM, (formerly KFSB) serving San Francisco for Univision’s KSFS 94.3 FM (formerly KOSL-FM) serving Sacramento effective June 30. This transaction completes the radio station exchange with Univision Communications Inc. that was previously announced on October 4, 2004. The radio stations had been operating under local marketing agreements.

Salem Communications Corporation (Nasdaq:SALM), headquartered in Camarillo, Calif., is the leading U.S. radio broadcaster focused on Christian and family-themed programming. Upon the close of all announced transactions, the company will own 105 radio stations, including 67 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 1,900 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, a leading Internet provider of Christian content and online streaming; and Salem Publishing™, a leading publisher of Christian themed magazines. Information may be accessed at the company's website, www.salem.cc

###